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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 27, 2006
                                                    ----------------------------

                              POSSIS MEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-944                    41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File            (IRS Employer
   of incorporation)                    Number)              Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                          55433-8003
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                    ----------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On June 27, 2006, Possis Medical announced that it is included in the new NASDAQ Global Select Market. The NASDAQ Global Select Market has the highest initial listing standards of any exchange in the world based on financial and liquidity requirements. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01   Financial Statements and Exhibits

[c]      Exhibits

99.1     Press Release, dated June 27, 2006, issued by Possis Medical, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
--------------------
(Registrant)

Date:  June 27, 2006
       -------------


By:    /s/ Jules L. Fisher
       ---------------------------------------------------
       Jules L. Fisher
       Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press Release, dated June 27, 2006, issued by Possis Medical, Inc.